Intangible assets, net - Aggregate amortization expense (Details) $ in Thousands	Dec. 31, 2015 USD ($)
Estimated aggregate amortization expense
Estimated aggregate amortization expense, in next twelve months	$ 159
Estimated aggregate amortization expense, in year two	98
Estimated aggregate amortization expense, in year three	49
Estimated aggregate amortization expense, in year four	0
Estimated aggregate amortization expense, in year five	$ 0